© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. © 2016 Valley National Bank®. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Investor Presentation EXHIBIT 99.1

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. 2 Forward Looking Statements The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward looking terminology as “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: weakness or a decline in the U.S. economy, in particular in New Jersey, New York Metropolitan area (including Long Island) and Florida; unexpected changes in market interest rates for interest earning assets and/or interest bearing liabilities; less than expected cost savings from the maturity, modification or prepayment of long-term borrowings that mature through 2022; further prepayment penalties related to the early extinguishment of high cost borrowings; less than expected cost savings in 2016 and 2017 from Valley's branch efficiency and cost reduction plans; lower than expected cash flows from purchased credit-impaired loans; claims and litigation pertaining to fiduciary responsibility, contractual issues, environmental laws and other matters; cyber attacks, computer viruses or other malware that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage our systems; Results of examinations by the OCC, the FRB, the CFPB and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for credit losses, write-down assets, require us to reimburse customers, change the way we do business, or limit or eliminate certain other banking activities; government intervention in the U.S. financial system and the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve; our inability to pay dividends at current levels, or at all, because of inadequate future earnings, regulatory restrictions or limitations, and changes in the composition of qualifying regulatory capital and minimum capital requirements (including those resulting from the U.S. implementation of Basel III requirements); higher than expected loan losses within one or more segments of our loan portfolio; unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, changes in regulatory lending guidance or other factors; unanticipated credit deterioration in our loan portfolio; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather or other external events; an unexpected decline in real estate values within our market areas; changes in accounting policies or accounting standards, including the potential issuance of new authoritative accounting guidance which may increase the required level of our allowance for credit losses; higher than expected income tax expense or tax rates, including increases resulting from changes in tax laws, regulations and case law; higher than expected FDIC insurance assessments; the failure of other financial institutions with whom we have trading, clearing, counterparty and other financial relationships; lack of liquidity to fund our various cash obligations; unanticipated reduction in our deposit base; potential acquisitions that may disrupt our business; declines in value in our investment portfolio, including additional other-than-temporary impairment charges on our investment securities; future goodwill impairment due to changes in our business, changes in market conditions, or other factors; legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulations) subject us to additional regulatory oversight which may result in higher compliance costs and/or require us to change our business model; our inability to promptly adapt to technological changes; our internal controls and procedures may not be adequate to prevent losses; the inability to realize expected revenue synergies from the CNL merger in the amounts or in the timeframe anticipated; inability to retain customers and employees, including those of CNL; and other unexpected material adverse changes in our operations or earnings. A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2015. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Valley National Bancorp • Traded on the New York Stock Exchange (NYSE: VLY) • Regional Bank Holding Company • Headquartered in Wayne, New Jersey • Founded in 1927 Average Balance Sheet Items 2Q 2016 2Q 2015 Assets $21.7 billion $19.1 billion Interest Earning Assets $19.5 billion $17.1 billion Loans $16.3 billion $14.1 billion Deposits $16.5 billion $14.2 billion Shareholders’ Equity $2.2 billion $1.9 billion Total Employees* 2,866 2,899 3 Overview of Valley National Bancorp Branches 213 ATMs 227 *Total employees reflects the full-time equivalent as of the date shown

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Valley National Bancorp • Focus on credit quality • Measured growth strategies • Heavily populated footprint in 3 states • Strong customer service culture • Experienced commercial lender • Seasoned senior and executive management • Balanced institutional and retail stock ownership – Approximately 260 institutional holders or 56% of all shares* – Long-term investment approach – Focus on cash dividends • Large insider stock ownership, family members, retired employees and retired directors • Never had a losing quarter since founded in 1927 4 *Data as of August 2, 2016

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Strategic Vision 5 NJ NY FL Overview  A premier commercial banking franchise with a diversified balance sheet  Asset generator in three (3) of the best markets on the East Coast  Leverage current infrastructure with particular emphasis on Florida to drive growth  Utilize technology to enhance & streamline operations and delivery channels  Increase focus on non-interest revenue to deliver solid performance in challenging environment Long-term Vision  Asset Size: Mid-Size Bank  Footprint: NJ / NY / FL  Growth: Organic / Opportunistic Acquisitions

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. New York & New Jersey Franchise 6 178 Branches NJ 64% NY 22% Loans NJ 61% NY 23% Deposits 16 Counties Core Demographic Overview NJ Core Market(1) New York City(2) Long Island U.S.A. Avg. Pop. / Sq. Mile 6,079 40,520 3,147 91 Avg. Household Income $103,362 $91,385 $120,590 $77,135 Avg. Deposits / Branch $118,022 $679,039 $131,442 $115,781 VLY Deposits $8.2 billion $2.3 billion $1.0 billion $15.6 billion VLY Deposit Market Share 5.93% 0.22% 0.87% 0.15% (1)NJ Core Market includes Passaic, Morris, Hudson, Essex and Bergen Counties (2)New York City includes Brooklyn, Queens and Manhattan; Demographic data for 2016; Deposit data for 2015

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Florida Franchise 7 FL 14% Loans FL 16% Deposits 35 Branches 14 Counties Core Demographic Overview Central Tampa(1) Central Orlando(2) Southeast(3) Florida Avg. Pop. / Sq. Mile 2,219 1,101 1,308 379 Avg. Household Income $69,745 $65,894 $72,350 $67,858 Avg. Deposits / Branch $105,895 $88,856 $137,197 $94,918 VLY Deposits $0.1 billion $0.5 billion $1.4 billion $2.5 billion VLY Deposit Market Share 0.20% 1.30% 0.66% 0.50% (1)Central Tampa includes Pinellas & Hillsborough Counties (2)Central Orlando includes Orange, Brevard & Indian River Counties (3)Southeast includes Palm Beach, Broward & Miami-Dade Counties; Demographic data for 2016; Deposit data for 2015

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. 8 Valley’s 2Q 2016 Highlights Year Over Year Loan Growth(1) Financial Highlights • Net income of $39.0 million was up 16 percent quarter over quarter • Loans increased by $363.2 million or 9.0 percent on an annualized basis • 3Q 2016 events – Restructured $405 million in high cost debt due in 2018 – Terminated a swap with a notional value of $125 million used to hedge the fair value of our 5.125% note issuance Operating Efficiency • In connection with our Branch Efficiency Plan that was announced in 3Q 2015, we closed 27 of 28 branches through 2Q 2016 • Identified 3 redundant FL branches in 2Q 2016 for closure by September 2016 Credit Quality • Non-performing assets decreased 21.0 percent to $61.3 million which represented 0.28 percent of total assets • Recorded net recoveries for the quarter; net charge- offs only $182 thousand year-to-date 12% 10% 2% 6% 7% 3% 3% 0% 5% 10% 15% 20% 25% 30% Commercial & Industrial Commercial Real Estate Residential Mortgage Total Consumer Valley Valley excl CNL 7% 19% 13% 5% 1.22% 0.28% 0.25% 0.45% 0.65% 0.85% 1.05% 1.25% Non-Performing Assets to Total Assets(2) (1)Total loans, year over year percent change (2)Excludes Purchase Credit Impaired Loans

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. 9 Borrowing Strategy Debt Modification Prudently Managing Our Funding Sources • Prepaid $405 million of high cost debt maturing in 2018 • Prepayment penalty of $20.0 million amortized over 60 months • Benefit of lower interest expense will begin in 3Q 2016 supporting future NII and NIM results • Restructuring will reduce interest expense by $4.8 million on an annualized basis Termination of Interest Rate Swap Prepayment Replacement Borrowings ~$405 million Duration* (months) ~21 60 Weighted Average Cost 3.69% 2.51% Annual Interest Expense $15.0 million $10.2 million • Notional swap value of $125 million terminated due to a significant valuation gain • Purpose of the swap was to hedge changes in the fair value of our 5.125 percent subordinated note (convert to floating rate) • Results in a fixed effective annual interest rate of 3.32 percent on the notes maturing in 2023 • Reduces exposure to future interest rate increases Continuing to evaluate remaining high cost borrowings for opportunity to enhance net interest income *Duration of prepaid amount is based on a weighted average of the respective borrowings

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. 10 Branch Efficiency & Cost Reduction Plans 1. Expected Impact of Branch Efficiency Plan 2. Cost Reduction Plan to Yield Added Efficiencies • Realized $9 million reduction in annual operating expense through end of 2Q 2016 compared to $4.5 million expected at date of announcement(1) • Closed a total of 27 branches through June 30, 2016 (13 closed in 2Q 2016) • Identified 3 Florida branches for closure by end of September 2016 • Continued evaluation of customer delivery channels, branch usage patterns, and other factors Cumulative Net Reduction in Annual Operating Expense by Announced Plan(1) Expense Discipline to Improve Efficiency(2) • Realized $6 million reduction in annual operating expense through end of 2Q 2016 compared to $5 million expected at date of announcement(1) • Streamline various aspects of Valley’s business model, staff reductions and further utilization of technological enhancements • Efficiency ratio declined approximately 160 basis points from 65.4% last quarter to 63.8% in 2Q 2016(2) $9.5 $8.5 $1.5 ~$15 ~$4.5 2Q '15 Branch Efficiency 2Q '15 Cost Reduction 2Q '16 Branch Reduction Progress Unrealized Realized Reduction in Op Ex through 2Q 2016 74% 65% 60% 60% 58% 62% 66% 70% 74% FY 2015 1H 2016 2H 2016 FY 2017 (1)Operating expense presented on a pre-tax basis (2)Actual and estimated efficiency ratio is total non-interest expense less amortization of tax credit investments divided by net interest income plus non-interest income ~ ~ ~ ~ $19.5 million

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Average Net Charge-Offs to Loans by Category 0.07% 0.47% 0.26% 0.06% 0.07% 0.42% 0.19% 0.31% 0.67% 1.63% 0.44% 0.48% 1.23% 0.59% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% CRE C&I C&D Residential Home Equity Consumer Total Valley National Bancorp Peer Group ($10 to $50 billion in assets) 11 Data as of April 26, 2016 Peer group inc udes banks between $10 billion and $50 billion in assets Average net charge-offs from 2003 through 2016 well anchored below peers demonstrating Valley’s prudent risk management practices

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Capital Profile 1 0 4. 9 1 0 6 .7 1 0 8 .4 1 0 7 .7 1 1 0 .4 9 1 .5 8 7 .3 1 1 7 .0 1 1 4 .2 1 1 0 .5 50 60 70 80 90 100 110 120 6/30/15 9/30/15 12/31/15 3/31/16 6/30/16 Allowance for Credit Loss Fair Value Adjustment Millions 0.72% 0.71% 0.68% 0.67% 0.67% 0.63% 0.58% 0.73% 0.71% 0.67% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 6/30/15 9/30/15 12/31/15 3/31/16 6/30/16 Allowance for Credit Loss Fair Value Adjustment 1 2 .6 2% 1 2 .4 3% 1 2 .0 2% 1 1 .7 9% 1 1 .6 9% 1 0 .0 7% 9 .9 3% 9 .7 2% 9 .4 6% 9 .3 9% 9 .3 1% 9 .1 8% 9 .0 1% 8 .8 1% 8 .7 4% 4% 6% 8% 10% 12% 6/30/15 9/30/15 12/31/15 3/31/16 6/30/16 Total RBC Tier 1 CET1 • Capital ratios reflect strong regulatory capital position • Solid loan growth negatively impacted capital ratios in the quarter 12 PCI Fair Value Adjustment & ACL* PCI FVA & ACL as Percent of Total Loans Bancorp Regulatory Capital Ratios Capital Highlights *Allowance for credit losses (ACL) Purchased credit impaired (PCI) loans; Fair value adjustment (FVA); Allocated by pool and cannot be utilized across pools

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Valley National Bancorp Appendix

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Loans, 75% Securities, 14% Cash, 1% Intangible Assets, 3% Total Other Assets, 6% Asset & Loan Composition 14 Commercial Real Estate, 49% Residential Mortgages, 19% Commercial Loans, 15% Auto Loans, 7% Other Consumer, 6% Construction, 5% *Total Other Assets include bank owned branch locations carried at a cost estimated by management to be less than the current market value. Totals may not qual 100 percent due to rounding. 2Q 2016 Balance Sheet Mix ($21.8 billion) Composition of Loan Portfolio ($16.5 billion)

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Total Commercial Real Estate - $8 Billion (Includes both Covered and Non-Covered Loans) 17% 13% 12% 12% 12% 4% 4% 3% 2% 2% 19% -Average LTV based on current balances and most recent appraised value. -The total CRE loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports. -The chart above does not include $692 Million in Construction loans. Construction composition displayed separately in presentation. *The average LTV columns do not include CNL Bank CRE portfolio collateral values. Commercial Real Estate 15 Primary Property Type $ Amount (Millions) % of Total Avg 2012 2Q Avg LTV* LTV* Retail 1,550 19% 53% 50% Apartments 1,326 17% 55% 39% Mixed Use 1,054 13% 52% 46% Coop Mortgages 929 12% 11% N/A Industrial 966 12% 52% 50% Office 969 12% 55% 52% Healthcare 322 4% 57% 59% Specialty 344 4% 46% 49% Other 254 3% 45% 40% Residential 194 2% 55% 54% Land Loans 128 2% 55% 67% Total $8,036 100% 48% As of June 30, 2016

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. Total Retail Property Types - $1.55 Billion 28% 27% 23% 8% 6% 4% 3% 1% -Average LTV based on current balances and most recent appraised value -The chart above excludes construction loans. Construction composition displayed separately in presentation -*The average LTV’s does not include CNL Bank CRE portfolio collateral values. Composition of CRE Retail 16 As of June 30, 2016 Retail Property Type % of Avg 2012 2Q Avg LTV* Total LTV* Single Tenant 28% 54% 52% Multi-Tenanted - Anchor 27% 53% 53% Multi-Tenanted – No Anchor 23% 55% 52% Auto Dealership 8% 51% 49% Other 6% N/A N/A Food Establishments 4% 51% 52% Entertainment Facilities 3% 48% 55% Auto Servicing 1% 48% 48%

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. 31% 20% 17% 18% 5% 4% 3% 2% Composition of Construction 17 Total Construction Loans - $692 Million -Construction loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports. As of June 30, 2016 Primary Property Type $ Amount (Millions) % of Total 2012 2Q % of Total Apartments 214 31% 12% Residential 137 20% 36% Land Loans 118 17% 13% Mixed Use 127 18% 10% Retail 35 5% 16% Healthcare 27 4% 2% Other 19 3% 2% Specialty 15 2% 4% Total $692 100%

© 2010 Valley National Bank. Member FDIC. Equal Opportunity Lender. 18 For More Information Log onto our web site: www.valleynationalbank.com E-mail requests to: tscortes@valleynationalbank.com Call Shareholder Relations at: (973) 305-3380 Write to: Valley National Bank 1455 Valley Road Wayne, New Jersey 07470 Attn: Tina Cortes, Shareholder Relations Specialist Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC